Principal Accounting Policies - cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 153,835	$ 22,304	¥ 349,077		¥ 213,538
Restricted cash	44,052	6,387	46,521		50,566
Total	¥ 197,887	$ 28,691	¥ 395,598	$ 57,356	¥ 264,104	¥ 622,515